UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2014

Avago Technologies Limited

(Exact name of registrant as specified in its charter)

Singapore	001-34428	98-0682363
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Yishun Avenue 7
Singapore 768923		N/A
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (65) 6755-7888

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

As previously announced, on December 15, 2013, Avago Technologies Limited (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among LSI Corporation (“LSI”), the Company, Avago Technologies Wireless (U.S.A.) Manufacturing Inc., a Delaware corporation and an indirect wholly owned subsidiary of the Company (“Avago USA”) and Leopold Merger Sub, Inc., a direct wholly owned subsidiary of Avago USA (“Merger Sub”), providing for the merger of Merger Sub with and into LSI (the “Merger”), with LSI surviving the Merger as an indirect wholly owned subsidiary of the Company.

On April 15, 2014, the Chinese Ministry of Commerce (“MOFCOM”) approved the Merger.

On April 16, 2014, LSI and the Company were notified by the Committee on Foreign Investment in the United States (“CFIUS”) that CFIUS’ investigation of the Merger is complete and that there are no unresolved national security concerns with respect to the Merger.

Clearance of the Merger by CFIUS and approval of the Merger by MOFCOM were the last regulatory approvals required to complete the Merger.

Subject to satisfaction of certain customary closing conditions set forth in the Merger Agreement, the Company expects to consummate the Merger in early May, after which time LSI’s common stock will be delisted from the NASDAQ Global Select Market.

Forward Looking Statements

This communication may contain forward-looking statements. Forward-looking statements may be typically identified by such words as “may,” “will,” “should,” “expect,” “anticipate,” “plan,” “likely,” “believe,” “estimate,” “project,” “intend,” and other similar expressions among others. These forward-looking statements are subject to known and unknown risks and uncertainties that could cause our actual results to differ materially from the expectations expressed in the forward-looking statements. Although Avago Technologies Limited (“Avago”) and LSI Corporation (“LSI”) believe that the expectations reflected in the forward-looking statements are reasonable, any or all of such forward-looking statements may prove to be incorrect. Consequently, no forward-looking statements may be guaranteed and there can be no assurance that the actual results or developments anticipated by such forward looking statements will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, Avago, LSI or their respective business or operations. Factors which could cause actual results to differ from those projected or contemplated in any such forward-looking statements include, but are not limited to, the following factors: (1) litigation relating to the merger; (2) uncertainties as to the timing of the consummation of the merger and the ability of each of LSI and Avago to consummate the merger; (3) risks that the proposed transaction disrupts the current plans and operations of LSI or Avago; (4) the ability of Avago to retain and hire key personnel; (5) competitive responses to the proposed merger; (6) unexpected costs, charges or expenses resulting from the merger; (7) the failure by Avago to obtain the necessary debt financing arrangements set forth in the commitment letters received in connection with the merger; (8) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the merger; and (9) legislative, regulatory and economic developments. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors included in Avago’s and LSI’s respective most recent Annual Reports on Form 10-K, and Avago’s and LSI’s more recent reports filed with the SEC. Avago and LSI can give no assurance that the conditions to the Merger will be satisfied. Except as required by applicable law, neither Avago nor LSI undertakes any obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: April 17, 2014

Avago Technologies Limited

By:	/s/ Anthony E. Maslowski
Name:	Anthony E. Maslowski
Title:	Chief Financial Officer